UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2013

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

The Company’s shareholders approved the 2013 Non-Employee Directors Stock Plan at the Company’s annual meeting held on May 21, 2013.  The Plan provides that immediately after each annual meeting of shareholders commencing in 2013, each eligible director in office immediately following the annual meeting is entitled to be credited the number of restricted stock units equal to two times the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by the fair market value of a common share on the last trading date prior to the annual meeting.  The current annual retainer payable by the company is $25,000.  The maximum number of shares available for issuance under this plan is 500,000 and the maximum number of shares that may be granted to any director in any calendar year is 5,000.

Restricted stock unit awards are at all times fully vested ninety days after the date of grant.  Restricted stock units credited to an eligible director’s restricted stock unit account under the 2013 plan will become payable on the vesting date.  The distribution will be made in a lump sum as soon as practicable, but no later than 30 days, following the applicable vesting date.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 21, 2013.

The following table presents the voting results of the election of Class II directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dr. Diana M. Bontá	13,243,537	491,983	3,633,144
Mr. Lloyd E. Ross	13,203,104	532,416	3,633,144
Mr. Robert J. Sprowls	13,525,113	210,407	3,633,144

Shareholders approved the Company’s 2013 Non-Employee Directors Stock Plan, with 13,064,722 shares voting in favor of the Plan, 541,195 shares voting against the Plan, 129,603 shares abstaining from voting on the Plan and 3,633,144 shares broker non-votes.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the following votes:

•                 12,620,282 shares voted in favor

•                 932,893 shares voted against

•                 182,345 shares abstained from voting

•                 3,633,144 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 17,095,086 voting in favor of the appointment, 195,673 shares voting against the appointment and 77,905 shares abstaining from voting on the appointment.

Section 9 - Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits.

The following documents are filed as an Exhibit to this report:

Exhibit 10.1                 2013 Non-Employee Directors Stock Plan (1)

(1)        Management contract or compensatory arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 24, 2013	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer